COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT     GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT    HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT          MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                        Supplement to Current Prospectus

Effective immediately, the third through eighth paragraphs under the caption "Purchase Payments and Contract Values During Accumulation Period - Net Investment Factor" are replaced in its entirety by the following:

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except the Money Market Variable Account, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Variable Accounts use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in a Variable Account's judgment, does not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a Variable Account's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Variable Account determines the value of its assets, and therefore the Variable Account may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. The Money Market Variable Account values its assets using the amortized cost method.


Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the Variable Account's investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the Variable Accounts, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.
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     Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

     MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.

     In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

     Although MFS does not believe that these regulatory developments will have a material adverse effect on the Variable Accounts, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.


                  The date of this supplement is March 1, 2004.